UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                January 30, 2006

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                  0-13801                   95-2888568
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On January 30, 2006, the Company issued a press release announcing the declaration of a one-time cash dividend of One Dollar Seventy-Five Cents ($1.75) per share on the Company's outstanding shares of Common Stock, payable to shareholders of record as of February 24, 2006. A copy of the press release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.      Not applicable.

(b)   Pro Forma Financial Information.                  Not applicable.

(c)   Shell Company Transactions.                       Not applicable.

(d)   Exhibits.

            Exhibit No.          Description
            -----------          -----------
            99.0                 Press Release dated January 30, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2006

                                       QUALITY SYSTEMS, INC.

                                       By: /s/ Paul Holt
                                           -----------------------
                                           Paul Holt
                                           Chief Financial Officer

                  EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit
Number                Description
------                -----------
 99.0                 Press Release dated January 30, 2006


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